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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934


                                  June 1, 2005
                                 Date of Report


                          ICON Income Fund Eight A L.P.
             (Exact name of registrant as specified in its charter)


        Delaware                        333-54011               13-4006824
 --------------------------        -----------------        -------------------
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
      of incorporation)                                     Identification No.)


                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
                    (Address of principal executive offices)



                                 (212) 418-4700
                         (Registrant's telephone number,
                              including area code)


                                       N/A
          (former name or former address, if changed since last report)
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

                    INFORMATION TO BE INCLUDED IN THE REPORT


     ICON Income Fund Eight A L.P. (the "Company") hereby amends its Current Report on Form 8-K dated June 1, 2005 to provide the required pro forma financial statements of the Company relating to the disposition by the Company, though a majority owned subsidiary, of the cole handling facility previously on lease to Portland General Electric, as described in such Current Report.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

The following financial statements of the Company are submitted at the end of this Form 8-K/A and are filed herewith and incorporated herein by reference.

     (1)  Pro  Forma  Consolidated   Balance  Sheet  as  of  December  31,  2004
          (unaudited)

     (2) Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004 (unaudited)

     (3) Notes to Pro Forma Consolidated Financial Statements December 31, 2004 (unaudited)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ICON Income Fund Eight A L.P.

                            By:  ICON Capital Corp., its General Partner


Dated:  June 8, 2005        By: /s/ Thomas W. Martin
                                -------------------------
                                Thomas W. Martin
                                Executive Vice President

     9.01(b) PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following unaudited pro forma consolidated balance sheet and results of operations relate to the disposition of the coal handling facility. The consolidated balance sheet is as of and for the year ended December 31, 2004 and assumes the disposition occurred as of December 31, 2004. The consolidated results of operations are for the year ended December 31, 2004 and assume the disposition occurred on January 1, 2004. The pro forma information is for informational purposes only and may not necessarily reflect the result of operations had this equipment been disposed of as of January 1, 2004.

     ICON/Boardman Facility, LLC (the "Company"), a consolidating subsidiary of ICON Income Fund Eight A L.P., entered into a Memorandum of Agreement (the "Agreement") with Portland General Electric ("PGE"), an unaffiliated third party, on May 12, 2005, and which Agreement was executed May 27, 2005 for the sale of the coal handling facility (the "Facility"). The sale price of the Facility was $21,250,000.

                          ICON Income Fund Eight A L.P.
                        (A Delaware Limited Partnership)
                      Pro Forma Consolidated Balance Sheet
                                December 31, 2004
                                   (Unaudited)


                                                  December 31, 2004         Pro Forma          December 31, 2004
                                                    (Historical)           Adjustments             Pro Forma
                                                    ------------           -----------             ---------

     Assets

 Cash and Cash Equivalents                      $          718,195    $     10,345,088  (5,6)  $      11,063,283
                                                ------------------    ----------------         -----------------

 Investments in finance leases:
   Minimum rents receivable                              5,142,302          (3,385,822)  (4)           1,756,480
   Estimated unguaranteed residual values               16,589,619         (16,400,000)  (4)             189,619
   Initial direct costs, net                                97,999             (51,963)  (4)              46,036
   Unearned income                                      (1,318,548)            948,164   (4)            (370,384)
   Allowance for doubtful accounts                        (125,842)                 -                   (125,842)
                                                ------------------    ----------------         -----------------

   Net investments in finance leases                    20,385,530         (18,889,621)                1,495,909
                                                ------------------    ----------------         -----------------

 Investments in operating leases:
   Equipment, at cost                                   37,873,680                  -                 37,873,680
   Accumulated depreciation                             (7,752,404)                 -                 (7,752,404)
                                                ------------------    ----------------         -----------------

   Net investments in operating leases                  30,121,276                  -                 30,121,276
                                                ------------------    ----------------         -----------------

 Equipment held for sale or lease, net                   1,621,154                  -                  1,621,154
 Investment in estimated
   unguaranteed residual values                          1,997,000                  -                  1,997,000
 Investments in joint ventures                             274,054                  -                    274,054
 Convertible notes receivable                              625,000                  -                    625,000
 Other assets, net                                         175,987                  -                    175,987
                                                ------------------    ----------------         -----------------

 Total assets                                   $       55,918,196    $     (8,544,533)        $      47,373,663
                                                ==================    ================         =================

 Liabilities and Partners' Equity

 Notes payable - non-recourse                   $       33,646,477    $    (10,904,912)  (6)   $      22,741,565
 Notes and accrued interest payable-recourse             4,625,000             -                       4,625,000
 Due to affiliates                                          73,682                  -                     73,682
 Deferred rental income                                    540,114                  -                    540,114
 Security deposits and other payables                          818                  -                        818
 Minority interest                                         424,127                  -                    424,127
                                                -------------------   ----------------         -----------------

   Total liabilities                                    39,310,218         (10,904,912)               28,405,306
                                                -------------------   ----------------         -----------------

 Partners' equity                                       16,607,978           2,360,379   (4)          18,968,357
                                                ------------------    ----------------         -----------------

 Total Liabilities and Partners' Equity         $       55,918,196    $     (8,544,533)        $      47,373,663
                                                ==================    ================         =================


See accompanying notes to pro forma consolidated financial statements.

                          ICON Income Fund Eight A L.P.
                        (A Delaware Limited Partnership)
                 Pro Forma Consolidated Statement of Operations
                          Year Ended December 31, 2004
                                   (Unaudited)


                                                       December 31, 2004      Pro Forma         December 31, 2004
                                                         (Historical)        Adjustments            Pro Forma
                                                         -----------         -----------            ---------

 Revenue:
    Finance income                                    $       2,331,181   $   (1,895,270)  (1) $         435,911
    Rental income                                             4,853,982               -                4,853,982
    Income from investments in joint ventures                   120,762               -                  120,762
    Gain from investment in unguaranteed
      residual values                                           124,206               -                  124,206
    Interest and other income                                   151,720               -                  151,720
                                                      -----------------   --------------       -----------------

 Total revenue                                                7,581,851       (1,895,270)              5,686,581
                                                      ------------------  --------------       -----------------

 Expenses:
    Loss on lease termination                                     3,420               -                    3,420
    Impairment loss                                           3,529,480               -                3,529,480
    Depreciation expense                                      4,345,375               -                4,345,375
    Interest                                                  1,955,361          638,067   (2)         2,593,428
    General and administrative                                  271,914           22,371   (3)           294,285
    Management fees - General Partner                           538,159               -                  538,159
    Adminsitrative expense reimbursements -
     General Partner                                            301,704               -                  301,704
    Reversal of bad debt expense                               (102,879)              -                 (102,879)
    Amortization of initial direct costs                        247,355           87,952   (3)           335,307
    Minority Interest                                            13,315               -                   13,315
                                                      -----------------   --------------       -----------------

 Total expenses                                              11,103,204          748,390              11,848,174
                                                      -----------------   --------------       -----------------

 Net loss                                             $      (3,521,353)  $   (2,643,660)      $      (6,161,593)
                                                      =================   ==============       =================


See accompanying notes to pro forma consolidated financial statements.

                          ICON Income Fund Eight A L.P.
                        (A Delaware Limited Partnership)
               Note To Pro Forma Consolidated Financial Statements
                                December 31, 2004
                                   (Unaudited)

Note 1 - The pro forma adjustments relating to the disposition of the facility to the consilidated balance sheet and results of operations as of and for the year ended December 31, 2004, are as follows:

(1) To remove finance income relating to the Facility for the year ended December 31, 2004.

(2) To remove interest expense relating to the Facility for the year ended December 31, 2004.

(3) To remove amortization of initial direct costs relating to the Facility for the year ended December 31, 2004.

(4)  To remove the investment from the balance sheet at December 31, 2004.

(5)  To record the cash receipt from the sale of the Facility.

(6)  To pay off the debt related to the Facility.